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                                                                   EXHIBIT 23(a)


                        Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 7, 1996, in Amendment No. 1 to the Registration Statement (Form S-1 No. 33-62895) and the related Prospectus of John Hancock Variable Life Insurance Company.

                                                      /s/ ERNST & YOUNG


Boston, Massachusetts
June 21, 1996